PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Exhibit 10.8

UT-Battelle, LLC	Page 1 of 3
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy Internet: http://www.ornl.gov/adm/contracts/index.shtml	Subcontract Modification

Subcontract Modification Except as provided herein the subcontract remains unchanged

1. Subcontract Number: 4000065289	2. Modification Number: 7

3a. Subcontract Administrator: Linda Stinnett

3b. Email address: STINNETTLW@ORNL.GOV	3c. Telephone: 865-576-4472	3d. Fax: 865-241-1034

4. Name and Address of Seller: Seller Number: 227422 MASCOMA CORPORATION 67 ETNA ROAD, SUITE 300 LEBANON NH 03766	5. Modification Issued By: UT-Battelle, LLC c/o Oak Ridge National Laboratory P.O. Box 2008, Bldg. 1060COM OAK RIDGE, TN 37831-6337

6. Description of Modification: See page 2 for complete description of modification.

7. Accounting Information

Previous total value: $6,295,000.00	Change in total value: $0.00	Revised total value: $ 6,295,000.00

Previous funded value: $4,676,978.00	Change in funded value: $600,000.00	Revised funded value: $5,276,978.00

8. Performance Period: Performance Period remains unchanged: 06/13/2008 - 09/30/2012

9. (X) Seller is required to sign and return a copy of this document (Checked if applicable)	10. UT-Battele LLC

A. Signature of person authorized to sign for Seller	A. Signature of person authorized to sign

/s/ Keith Pattison	/s/ Linda Stinnett

B. Name of signer Keith Pattison	B. Name of signer Linda Stinnett

C. Title of signer VP Finance	C. Title of signer Subcontract Administrator

D. Date 12/12/2010	D. Date December 10, 2010

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

UT-Battelle, LLC	Page 2 of 3
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy Internet: http://www.ornl.gov/adm/contracts/index.shtml	Subcontract Modification
4000065289, Modification 7

Description Of Modification

Modification 7 dated December 10, 2010, is issued to add, change or delete the following:

Section B – Supplies or Services and Prices/Costs is revised as follows:

B.3. Incremental Funding

This Agreement will be incrementally funded. The total estimated cost to the Company for performance of this Agreement is $6,295,000. The amount currently allotted to this Agreement for payment of allowable costs is $5,276,978. It is estimated that this allotted amount will cover performance through September 30, 2011.

Section C – Specifications/Statement of Work is revised to incorporate the following:

Statement of Work

December 2010

[***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

UT-Battelle, LLC	Page 3 of 3
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy Internet: http://www.ornl.gov/adm/contracts/index.shtml	Subcontract Modification
4000065289, Modification 7

Description Of Modification (continued)

Perform fermentation that will demonstrate rapid, complete conversion of paper sludge to ethanol without any added protein. September 2011.

Other

Work performed under the Statement of Work dated December 2010 is excluded from the requirement to subcontract to Dartmouth College. The dollar amount of funds received by Mascoma Corporation from the Company will equal the dollar amount received by Dartmouth from Mascoma excluding the funds received for work performed under this Statement of Work dated December 2010.

All other terms and conditions and subcontract provisions remain the same.